Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Third Amendment”) dated as of December 22, 2006 is made by and among TRIUMPH GROUP, INC., a Delaware corporation (the “Borrower”); and PNC BANK, NATIONAL ASSOCIATION, a national banking association as Administrative Agent for the Banks under the Amended and Restated Credit Agreement referred to herein (hereinafter referred to in such capacity as the “Administrative Agent”); BANK OF AMERICA, N.A., in its capacity as syndication agent for the Banks under such agreement (hereinafter referred to in such capacity as the “Syndication Agent”); CITIZENS BANK OF PENNSYLVANIA, in its capacity as documentation agent for the Banks under such agreement (herein referred to in such capacity as the “Documentation Agent”) and each of MANUFACTURERS AND TRADERS TRUST COMPANY and JPMORGAN CHASE BANK, N.A., each in its capacity as Managing Agent for the Banks under such agreement (hereinafter referred to in such capacity as the “Managing Agent”) and PNC BANK, NATIONAL ASSOCIATION;  BANK OF AMERICA, N.A.; CITIZENS BANK OF PENNSYLVANIA; MANUFACTURERS AND TRADERS TRUST COMPANY; NATIONAL CITY BANK;  JPMORGAN CHASE BANK, N.A.; SOVEREIGN BANK; BRANCH BANKING AND TRUST COMPANY; LASALLE BANK NATIONAL ASSOCIATION as the Banks; and PNC CAPITAL MARKETS, LLC as Lead Arranger.

Reference is made to the Amended and Restated Credit Agreement dated as of July 27, 2005 by and among the Borrower, the Banks, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Managing Agents, as amended pursuant to that First Amendment To Amended And Restated Credit Agreement dated as of September 18, 2006 and as amended pursuant to that Second Amendment to Amended and Restated Credit Agreement dated as of October 20, 2006 (as so amended, the “Credit Agreement”).  (Capitalized terms used herein not otherwise defined shall have the meanings provided for in the Credit Agreement.)

The Borrower, the Banks and the Agents have agreed that the Credit Agreement be amended as provided herein, effective as of the date hereof.

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Amendments to Credit Agreement.

(a)            Amendment to Section 7.2.1.1 (Indebtedness - General Covenant) of Credit Agreement.

Subsections (v) and (x) of Section 7.2.1.1 (Indebtedness - General Covenant) of the Credit Agreement are each hereby amended and restated, respectively to read as follows:

“(v)         Indebtedness under lines of credit to Borrower and letters of credit for the account of the Borrower of no more than $25,000,000 in the aggregate outstanding at any time;”

“(x)          Indebtedness under IDB’s incurred after the Closing Date .”

The remainder of Section 7.2.1.1 (Indebtedness - General Covenant) remains unchanged hereby.

(b)           Amendment to Section 7.2.1.2 (Indebtedness - Limitation on Aggregate Amount) of Credit Agreement.

Section 7.2.1.2 (Indebtedness - Limitation on Aggregate Amount) of the Credit Agreement is hereby amended and restated to read as follows:

“7.2.1.2   Limitation on Aggregate Amount.

The sum of the outstanding principal amount of (A) all Indebtedness of Subsidiaries, including Guaranties (other than the Guaranty and Suretyship Agreement executed in connection herewith), plus (B) secured Indebtedness of the Borrower shall not at any time exceed 20% of Consolidated Net Worth as of each quarter end, and with respect to any determinations of this covenant within a fiscal quarter as of the end of the immediately preceding fiscal quarter.”

(c)           Amendment to Section 7.2.19 (Capital Expenditures).

Section 7.2.19 (Capital Expenditures) of the Credit Agreement is hereby amended and restated to read as follows:

“7.2.19    Intentionally Omitted.”

2.             Temporary Waiver under the Loan Documents.  Borrower represents and warrants that (i) each of Triumph Allied Aerospace Systems, Inc. (“Allied”), Triumph Aerospace Systems - Newport News, Inc. (“Newport”) (collectively the “New Subs”) is a recently acquired Material Subsidiary of the Borrower which is required to join the Credit Agreement as a Guarantor, (ii) Newport owns three subsidiaries which are not Material Subsidiaries, (iii) on or about December 31, 2006, the Borrower intends to reorganize the corporate structure of the New Subs such that Allied and each of Newport’s subsidiaries will be merged into Newport.  Borrower has requested that the Lenders temporarily postpone the requirement that each of the New Subs join as a Guarantor pending such restructuring.  The Lenders hereby postpone for thirty (30) days from the date hereof the requirement that each of the New Subs join as Guarantors and deliver the required documents under the Additional Guarantor Joinder and the Credit Agreement; provided that, within such thirty (30) day period, the surviving entities of the restructuring join as Guarantors to the Credit Agreement pursuant to an Additional Guarantor Joinder and deliver all of the required documents in connection with such Joinder, and provided further, that if the aforementioned restructuring does not occur prior to January 22, 2007, all of the New Subs shall join as Guarantors and deliver all required documents prior to such date.

3.             Effectiveness of Third Amendment.  This Third Amendment shall be effective on the date upon which each of the following conditions precedent has been satisfied.

(a)           Execution of this Third Amendment.

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This Third Amendment shall have been executed by the Borrower, each of the Guarantors and each of the Banks.

(b)           Fees and Expenses.

The Borrower shall have paid to the Agent all fees and expenses due and payable, including reasonable fees of the Administrative Agent’s counsel.

4.             Miscellaneous.

(a)           All of the terms, conditions, provisions and covenants in the Notes, the Credit Agreement, the Loan Documents, and all other documents delivered to the Banks and the Administrative Agent in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Third Amendment and are hereby ratified and confirmed.

(b)           This Third Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

(c)           The Borrower shall reimburse the Administrative Agent for all expenses for which the Administrative Agent is entitled to be reimbursed, including the fees of counsel for the Administrative Agent in connection with this Third Amendment.

(d)           Each and every one of the terms and provisions of this Third Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Banks and the Administrative Agent and their respective successors and assigns.

(e)           This Third Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument.

(f)            The execution and delivery of this Third Amendment shall not be construed to establish a course of conduct or imply that any other, future or further waivers, consents or forbearance shall be considered, provided or agreed to.

(g)           The Borrower represents and warrants that there exists no Event of Default or Potential Default.

(h)           The Borrower represents and warrants that all of the Persons required to be “Guarantors” are in fact Guarantors, have become a party to the Guaranty and Suretyship Agreement by executing and delivering to the Administrative Agent on behalf of the Banks the guarantor joinder, and have executed this Third Amendment as of the Third Amendment Effective Date.

(i)            The Loan Parties hereby represent and warrant to the Administrative Agent and the Banks that after giving effect to this Third Amendment, (a) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the Third Amendment Effective Date with the same force and

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effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date, and (b) the Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement and the other Loan Documents.  This Third Amendment has been duly executed by an authorized officer of each Loan Party.  The execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation or organization, bylaws, operating agreement or other agreement governing or binding upon any of the Loan Parties or any of their property.  Each Loan Party is in good standing in its jurisdiction of organization.

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[SIGNATURE PAGE 1 OF 12 TO THE
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ATTEST:		TRIUMPH GROUP, INC.

By:	/s/ John B. Wright, II	By:	/s/ John R. Bartholdson	(SEAL)
Name:	John B. Wright, II	Name: John R. Bartholdson
Title:	Vice President and Secretary	Title: Senior Vice President, Chief Financial
Officer and Treasurer

[SIGNATURE PAGE 2 OF 12 TO THE
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Frank A. Pugliese
Name:	Frank A. Pugliese
Title:	Senior Vice President

[SIGNATURE PAGE 3 OF 12 TO THE
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., individually and as Syndication Agent

By:	/s/ Mary K. Giermek
Name:	Mary K. Giermek
Title:	Senior Vice President

[SIGNATURE PAGE 4 OF 12 TO THE
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA, individually and as Documentation Agent

By:	/s/ He Young Ryn
Name:	He Young Ryn
Title:	Vice President

[SIGNATURE PAGE 5 OF 12 TO THE
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS
TRUST COMPANY, individually and as
Managing Agent

By:	/s/ Tracey E. Sawyer-Calhoun
Name:	Tracey E. Sawyer-Calhoun
Title:	Vice President

[SIGNATURE PAGE 6 OF 12 TO THE
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
individually and as Managing Agent

By:	/s/ Lee P. Brennan
Name:	Lee P. Brennan
Title:	Vice President

[SIGNATURE PAGE 7 OF 12 TO THE
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

NATIONAL CITY BANK

By:	/s/ Susan S. Callahan
Name:	Susan S. Callahan
Title:	Vice President

[SIGNATURE PAGE 8 OF 12 TO THE
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SOVEREIGN BANK

By:	/s/ Kimberly Tavars
Name:	Kimberly Tavars
Title:	Vice President

[SIGNATURE PAGE 9 OF 12 TO THE
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST
COMPANY

By:	/s/ Gregory A. Drabik
Name:	Gregory A. Drabik
Title:	Assistant Vice President

[SIGNATURE PAGE 10 OF 12 TO THE
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LASALLE BANK NATIONAL
ASSOCIATION

By:	/s/ Nick Lotz
Name:	Nick Lotz
Title:	Assistant Vice President

[SIGNATURE PAGE 11 OF 12 TO THE
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ACCEPTED AND AGREED BY
GUARANTORS AS FOLLOWS:

NU-TECH BRANDS, INC.
TRIUMPH BRANDS, INC.
TRIUMPH GROUP ACQUISITION CORP.

By:	/s/ John R. Bartholdson
Name: John R. Bartholdson
Title: President and Treasurer of each of the above named companies

CBA MARINE SAS
CONSTRUCTIONS BREVETEES D’ALFORTVILLE
SAS
MGP HOLDINGS SAS
TRIUMPH LOGISTICS-UK, LIMITED (f/k/a Triumph Aftermarket Services (Europe) Limited)
TRIUMPH CONTROLS (EUROPE) SAS
TRIUMPH INTERIORS LIMITED

By:	/s/ John R. Bartholdson
Name: John R. Bartholdson
Title: Director

TRIUMPH AFTERMARKET SERVICES INTERNATIONAL, LLC

By:	/s/ John R. Bartholdson
Name: John R. Bartholdson
Title: Director and Treasurer

[SIGNATURE PAGE 12 OF 12 TO THE
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS (cont.):

TRIUMPH FABRICATIONS - FORT WORTH, INC. (f/k/a Aerospace Technologies, Inc.)
CBA ACQUISITION, LLC
TRIUMPH FABRICATIONS - HOT SPRINGS, INC. (f/k/a Chem-Fab Corporation)
TRIUMPH PROCESSING, INC. (f/k/a DV Industries, Inc.)
TRIUMPH ACTUATION SYSTEMS - VALENCIA, INC. (f/k/a EFS Aerospace, Inc.)
TRIUMPH ACTUATION SYSTEMS, LLC (f/k/a Frisby Aerospace, LLC)
TRIUMPH INSTRUMENTS - TETERBORO, INC. (f/k/a Furst Aircraft, Inc.)
TRIUMPH ACTUATION SYSTEMS - CONNECTICUT, LLC (f/k/a HTD Aerospace, LLC)
HT PARTS, LLC
LAMAR ELECTRO-AIR CORPORATION
TRIUMPH AEROSPACE SYSTEMS - WICHITA, INC. (f/k/a Lee Aerospace, Inc.)
TRIUMPH STRUCTURES - KANSAS CITY, INC. (f/k/a Nu-Tech Industries, Inc.)
THE TRIUMPH GROUP OPERATIONS, INC.
THE TRIUMPH GROUP OPERATIONS HOLDINGS, INC.
TRIUMPH AEROSPACE SYSTEMS GROUP, INC.
TRIUMPH AFTERMARKET SERVICES GROUP, INC.
TRIUMPH AIRBORNE STRUCTURES, INC. (formerly Airborne Nacelle Services, Inc.)
TRIUMPH AVIATIONS, INC.
TRIUMPH FABRICATIONS - SAN DIEGO, INC. (f/k/a Triumph Components - San Diego, Inc.)
TRIUMPH COMPOSITE SYSTEMS, INC.
TRIUMPH CONTROLS, LLC (f/k/a Triumph Controls, Inc.)

TRIUMPH ENGINEERED SOLUTIONS, INC. (formerly Stolper-Fabralloy Company and Triumph Components - Arizona, Inc. and successor by merger to Advanced Materials Technologies, Inc. and Triumph Precision, Inc.)

TRIUMPH ENGINEERING SERVICES, INC.
TRIUMPH GEAR SYSTEMS, INC.
TRIUMPH GEAR SYSTEMS - MACOMB, INC. (formerly ACR Industries, Inc.)
TRIUMPH GROUP ACQUISITION HOLDINGS, INC.
TRIUMPH INSTRUMENTS, INC. (f/k/a Triumph/JDC Company)
TRIUMPH PRECISION CASTINGS CO.
TRIUMPH STRUCTURES - LOS ANGELES, INC. (formerly Hydro-Mill Co. and successor by merger to Ralee Engineering Co.)
TRIUMPH THERMAL SYSTEMS, INC.
TRIUMPH TURBINE SERVICES, INC.
TRIUMPH STRUCTURES - WICHITA, INC.
TRIUMPH INTERIORS, LLC

By:	/s/ John R. Bartholdson
Name: John R. Bartholdson
Title: Vice President and Treasurer of each of the above named companies